UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

HILLS BANCORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
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	(4)	Date Filed:

July 21, 2023

Dear Shareholder,

You previously received the Hills Bancorporation proxy statement dated March 17, 2023 (the “Proxy Statement”) in connection with our 2023 Annual Meeting of Shareholders. At the meeting, shareholders were asked to vote to approve a non-binding advisory vote on executive compensation. That vote is the so called “Say-On-Pay” vote. In addition, SEC rules require that shareholders have an opportunity once every 6 years to provide a non-binding vote on whether future Say-On-Pay votes should occur once every one, two or three years (“Say-On-Frequency Proposal”). The Company’s last vote on a Say-On-Frequency Proposal was in 2017. Therefore, the Board has authorized the reconvening and continuation of the Annual Meeting to August 7, 2023, at the main office of Hills Bank and Trust Company, located at 131 E. Main Street, Hills, Iowa, 52235, at 9:00 a.m. (Central Daylight Time), to allow shareholders an opportunity to provide a non-binding vote on the Say-On-Frequency Proposal.

In 2017 the Board recommended, and shareholders approved, the inclusion of a Say-On-Pay proposal on an annual basis. The Board again recommends that the Company continue to hold such an advisory vote on an annual basis, as we have done since 2011.

We have included a proxy card for your action. Please sign, date and return the enclosed proxy card in the postage paid envelope provided, or vote your shares electronically or by telephone by following the instructions in the Proxy Statement. While you are welcome to attend the reconvened meeting, you need not attend in person and may vote by the enclosed proxy, electronically or by telephone. No matters will be presented at the reconvened and continued meeting other than the Say-On-Frequency Proposal, and we anticipate the meeting lasting no more than a few minutes.

The Board of Directors previously fixed the close of business on March 3, 2023, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting of Shareholders, including any adjournment or postponement thereof. A quorum was achieved at the meeting on April 17, 2023 and it will therefore be deemed that a quorum exists for the continuation of the meeting.

If you have any questions, please feel free to contact me or Anthony Roetlin, Treasurer, at 800-445-5725.

Thank you for your attention to this matter.

Dwight O. Seegmiller

President

HILLS BANCORPORATION

NOTICE OF RECONVENED ANNUAL MEETING OF SHAREHOLDERS

August 7, 2023

The Annual Meeting of the Shareholders of Hills Bancorporation, an Iowa corporation (the “Company”), will be reconvened and continued on August 7, 2023, at 9:00 a.m. (Central Daylight Time), at the main office of Hills Bank and Trust Company, Hills, Iowa, located at 131 E. Main Street, Hills, Iowa, 52235, for the following purpose:

Proposal:    To conduct an advisory vote on the frequency of future advisory votes on the compensation of our named executive officers.

The Board of Directors previously fixed the close of business on March 3, 2023, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the meeting. Accordingly, only shareholders of record at the close of business on that date will be entitled to vote at the meeting, or any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. TO VOTE YOUR SHARES BY TELEPHONE OR INTERNET, FOLLOW THE INSTRUCTIONS IN THE PROXY STATEMENT PREVIOUSLY PROVIDED TO YOU AND AVAILABLE ELECTRONICALLY. SEE “IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS” IN THIS SUPPLEMENT FOR INSTRUCTIONS ON ACCESS.

Date: July 21, 2023	By Order of the Board of Directors

President and CEO

SUPPLEMENT TO PROXY STATEMENT

FOR SAY-ON-FREQUENCY PROPOSAL

The following resolution is submitted for an advisory shareholder vote:

“Resolved, that the shareholders indicate, by their vote on this resolution, whether future advisory votes on the compensation of our Named Executive Officers should occur every year, every two years, or every three years.”

The frequency receiving the greatest number of votes will be the frequency recommended by the shareholders. Abstentions and broker non-votes are not considered votes cast for any frequency. This Supplement amends the Proxy Statement, dated March 17, 2023, that was previously filed with the SEC. Shareholders of record are receiving a proxy card with this Supplement that includes the Say-On-Frequency Proposal. You may revoke your proxy at any time prior to the voting thereof by following the instructions on revocation contained in the Proxy Statement.

The Board believes that a frequency of every one year for the advisory vote on executive compensation is the optimal interval for conducting and responding to a Say-On-Pay vote. An annual advisory vote gives shareholders the opportunity to react promptly to emerging trends in compensation, and the Board of Directors and the Compensation and Incentive Stock Committee are provided the opportunity to receive yearly feedback from the shareholders. The proxy card provides shareholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining). Although this advisory Say-On-Frequency Proposal vote is non-binding, the Board and the Compensation and Incentive Stock Committee will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation.

Whether you hold shares directly or in “street name,” you may direct your vote on the Say-On-Frequency Proposal without attending the reconvened Annual Meeting. If you hold your shares directly you may vote by returning the enclosed proxy card or following the instructions under the heading “How do I vote my shares?” appearing on page 5 of the Proxy Statement previously provided to you. For shares held in “street name,” you should follow the voting instructions provided by your broker or nominee as more fully described in the Proxy Statement. All of the proxy materials may be accessed electronically as described below under “Important Notice Regarding the Availability of Proxy Materials.”

Other than the addition of the Say-On-Frequency Proposal described herein, this Supplement does not modify, amend, supplement or otherwise affect any matter presented in the Proxy Statement.

The Board of Directors unanimously recommends that you vote for the option of every one year for future advisory votes on executive compensation.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

This supplement to proxy materials, Notice of Reconvened Annual Meeting and the enclosed form of proxy card, together with the Notice of Annual Meeting, Proxy Statement, and our Annual Report to Shareholders for the fiscal year ended December 31, 2022, each of which was previously provided to all shareholders of record on the record date for the Annual Meeting, are available online and may be accessed at www.envisionreports.com/HBIA or www.edocumentview.com/HBIA. In accordance with applicable rules, we do not use “cookies” or other software that identifies visitors accessing these materials on this website. We encourage you to access and review all of the important information contained in the proxy materials before voting.

You may obtain additional copies of any of the above materials by contacting, Anthony Roetlin, Treasurer, at 800.445.5725, or by email at tony_roetlin@hillsbank.com.

Hills 131 E. Main Street • P.O. Box 160
Bancorporation Hills, IA 52235

VOTE

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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by August 7, 2023 at 8:00 A.M., Central Daylight Time (CDT).

Online
Go to **www.envisionreports.com/HBIA2** or scan the QR code – login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/HBIA2

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Reconvened Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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A Proposals — The Board of Directors recommends a vote FOR "ONE YEAR" on the proposal.

	1 Year	2 Years	3 Years	Abstain
1. Proposal: Nonbinding Say-on-Frequency Proposal. An advisory vote on the frequency to consider the executive compensation Say-on-Pay proposal	☐	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

(Please sign exactly as name(s) appears on this proxy. When signing as an attorney, executor, administrator, trustee, guardian, or another representative capacity please give your full title as such. Proxies by a corporation should be signed in its name by an authorized officer. Proxies by partnership should be signed in its name by an authorized person. If more than one name appears, all persons so designated should sign.)

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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03UTYC

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/HBIA2 qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — HILLS BANCORPORATION + This Proxy is solicited on behalf of the Board of Directors for the Reconvened Annual Meeting of Shareholders to be held on Monday, August 7, 2023. The undersigned hereby constitutes and appoints Ann Marie Rhodes, Emily A. Hughes and Dwight O. Seegmiller, or any one or more of them, the proxies and attorneys for the undersigned, each with full power of substitution (the action of majority of them or their substitutes present and acting to be in any event controlling), for and in the name, place, and stead of the undersigned to attend the Reconvened Annual Meeting of shareholders of HILLS BANCORPORATION (the “Corporation”) to be held at Hills Bank, Hills, Iowa, on Monday, August 7, 2023, at 9:00 am CDT, and any adjournment thereof, and to vote as directed herein all shares of common stock of the Corporation held of record by the undersigned on March 3, 2023, with all powers the undersigned would possess if personally present at such meeting. The undersigned hereby acknowledges receipt of the Notice of Reconvened Annual Meeting of Shareholders and Proxy Statement. This Proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is given, this Proxy will be voted FOR “ONE YEAR” on the proposal. This Proxy will be voted in accordance with the recommendations of management on any other business presented at this meeting PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. (CONTINUED ON REVERSE SIDE) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. +

MMMMMMMMMMMM MMMMMMMMM Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Reconvened Annual Meeting Proxy Card qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + A Proposals — The Board of Directors recommends a vote FOR “ONE YEAR” on the proposal. 1 Year 2 Years 3 Years Abstain 1. Proposal: Nonbinding Say-on-Frequency Proposal. An advisory vote on the frequency to consider the executive compensation Say-on-Pay proposal B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below (Please sign exactly as name(s) appears on this proxy. When signing as an attorney, executor, administrator, trustee, guardian, or another representative capacity please give your full title as such. Proxies by a corporation should be signed in its name by an authorized officer. Proxies by partnership should be signed in its name by an authorized person. If more than one name appears, all persons so designated should sign.) Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1UPX 584527 + 03UTZB

qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — HILLS BANCORPORATION This Proxy is solicited on behalf of the Board of Directors for the Reconvened Annual Meeting of Shareholders to be held on Monday, August 7, 2023. The undersigned hereby constitutes and appoints Ann Marie Rhodes, Emily A. Hughes and Dwight O. Seegmiller, or any one or more of them, the proxies and attorneys for the undersigned, each with full power of substitution (the action of majority of them or their substitutes present and acting to be in any event controlling), for and in the name, place, and stead of the undersigned to attend the Reconvened Annual Meeting of shareholders of HILLS BANCORPORATION (the “Corporation”) to be held at Hills Bank, Hills, Iowa, on Monday, August 7, 2023, at 9:00 am CDT, and any adjournment thereof, and to vote as directed herein all shares of common stock of the Corporation held of record by the undersigned on March 3, 2023, with all powers the undersigned would possess if personally present at such meeting. The undersigned hereby acknowledges receipt of the Notice of Reconvened Annual Meeting of Shareholders and Proxy Statement. This Proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is given, this Proxy will be voted FOR “ONE YEAR” on the proposal. This Proxy will be voted in accordance with the recommendations of management on any other business presented at this meeting PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. (CONTINUED ON REVERSE SIDE)